EXHIBIT 99.2

LEGAL PROCEEDINGS
From time to time, in the normal course of its operations, the Company is a party to litigation matters and claims. Litigation can be expensive and disruptive to normal business operations. Moreover, the results of complex legal proceedings are difficult to predict and the Company's view of these matters may change in the future as the litigation and events related thereto unfold. The Company expenses legal fees as incurred. The Company records a provision for contingent losses when it is both probable that a liability will be incurred and the amount or range of the loss can be reasonably estimated. With respect to litigation and other legal proceedings where the Company has determined that a loss is reasonably possible, the Company is unable to estimate the amount or range of reasonably possible loss in excess of amounts already accrued, due to the inherent difficulty of predicting the outcome of and uncertainties regarding such litigation and legal proceedings. An unfavorable outcome to any legal matter, if material, could have an adverse effect on the Company's operations or its financial position, liquidity or results of operations.

Atlantic Lotteries
On April 26, 2012, representatives of a purported class of persons allegedly harmed by VLT gaming filed an action in the Supreme Court of Newfoundland and Labrador. Atlantic Lottery Corporation has impleaded VLC, Inc., IGT-Canada, Inc., International Game Technology and other third party defendants seeking indemnification for any judgment recovered against Atlantic Lottery Corporation in the main action. Plaintiffs filed a motion for class action certification on September 17, 2012. The Court has decided to address the motion for certification in two phases. Under Phase 1, the Court was to determine whether the plaintiffs have pleaded a cause of action. Hearings on Phase 1 were held on June 6 and 7, 2013. In Phase 1 of the class action certification application, the Court ruled that the claim discloses arguable causes of action. Phase 2 of the certification application will determine whether there are sufficient common issues raised in the claim and whether a class proceeding is the preferable procedure.

Shareholder Derivative Action
On April 8, 2011, the Company was nominally sued in a derivative complaint filed in the US District Court for the District of Nevada, captioned Arduini v. Hart, et al., Case No. 3:11-cv-00255. Plaintiff purportedly brought this action on behalf of the Company. The complaint asserted claims against various current and former officers and directors of the Company, for breaches of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, waste of corporate assets, and contribution and indemnification. The complaint sought an unspecified amount of damages.   The defendants filed motions to dismiss and on March 14, 2012, the District Court dismissed the case and the plaintiff appealed.  On December 17, 2014, the US Court of Appeals for the Ninth Circuit affirmed the District Court's ruling.

Global Draw Limited
On September 17, 2013, Global Draw Limited commenced proceedings in London against IGT-UK Group Limited (a wholly owned subsidiary of IGT) and IGT, captioned 2013 High Court of Justice (Commercial Court) in London, England, Case No. 2013, Folio 1246. Global Draw's claims arise out of a Sale and Purchase Agreement dated April 26, 2011 (SPA) pursuant to which Global Draw purchased from IGT-UK all of the outstanding shares of Barcrest Limited. Global Draw seeks claims against IGT-UK under the terms of indemnities and warranties contained in the SPA and against IGT under the terms of a guarantee given by IGT in respect of the liabilities of IGT-UK under the SPA. On November 7, 2013, IGT-UK filed and served its defense and counterclaim in response to the claim, and IGT has also entered its defense. The claims assert damages of £1.3 million and US $2.9 million excluding interest, plus other unquantified damages. On June 24, 2014 Global Draw updated the $2.9 million damage assertion to $5.2 million. Global Draw filed a summary judgment application pertaining to the interpretation of certain terms of the SPA. On September 10, 2014, the court ruled on the summary judgment application, with IGT having successfully defended against the application except for its obligations to indemnify Global Draw for costs and expenses relating to proceedings against Global Draw in Italy during the period of September 23, 2011 to September 23, 2013.

Global Draw asserts that the amount payable in connection with IGT's indemnification obligations regarding these proceedings to be at least £571,152.86. The court also ordered Global Draw to pay 75% of IGT's costs in defending the application. Discovery was given on December 12, 2014.  The trial is currently scheduled for May 7-20, 2015.

Shareholder Class Actions Relating to the Pending Transaction with GTECH S.p.A.
Subsequent to the announcement of the Company's entry into a merger agreement with GTECH S.p.A. (see Note 1), various putative shareholder class action complaints have been filed by purported shareholders of the Company. As of November 12, 2014, the Company had received the following complaints, each filed in the Eighth Judicial District Court of the State of Nevada for Clark County:  Klein v. International Game Technology, et al., Case No. A-14-704058-B, filed July 18, 2014; Steinberg v. International Game Technology, et al., Case No. A-14-704098-C, filed July 21, 2014; Kanter v. International Game Technology, et al., Case No. A-14-704101-C, filed July 21, 2014; Tong v. International Game Technology, et al., Case No. A-14-704140-B, filed July 21, 2014; MacDougall v. International Game Technology, et al., Case No. A-14-704147-C, filed July 22, 2014; Longo v. International Game Technology, et al., Case No. A-14-704277-B, filed July 23, 2014; Kitchen v. International Game Technology, et al., Case No. A-14-704286-C, filed July 23, 2014; Gonzalez, et al. v. International Game Technology, et al., Case No. A-14-704288-C, filed July 23, 2014; Krol v. International Game Technology, et al., Case No. A-14-704330-C, filed July 24, 2014; Irving Firemen's Relief & Retirement Fund v. International Game Technology, et al., Case No. A-14-704334-B, filed July 24, 2014; Neumann v. International Game Technology, et al., Case No. A-14-704393-B, filed July 25, 2014; Taber v. International Game Technology, et al., Case No. A-14-704403-B, filed July 25, 2014; Aberman v. International Game Technology, et al., Case No. A-14-704454-B, filed July 27, 2014; Epstein, et al. v. International Game Technology, et al., Case No. A-14-704509-B, filed July 28, 2014; Lowinger v. International Game Technology, et al., Case No. A-14-704759-B, filed July 30, 2014; Lerman v. International Game Technology, et al., Case No. A-14-704849-B, filed August 1, 2014; Braunstein v. International Game Technology, et al., Case No. A-14-704210-B, filed July 22, 2014; and Weston v. International Game Technology, et al., Case No. A-14-704856-C, filed August 1, 2014.

In addition, the following related complaints were filed in the Eighth Judicial District Court of the State of Nevada for Clark County, but have been voluntarily dismissed: Zak v. International Game Technology, et al., Case No. A-14-704095-C, filed July 21, 2014 and dismissed September 16, 2014; Lerman v. International Game Technology, et al., Case No. A-14-704287-C, filed July 23, 2014 and dismissed July 31, 2014; and Iron Workers District Council of Tennessee Valley & Vicinity Welfare, Pension & Annuity Plans v. International Game Technology, et al., Case No. A-14-704409-C, filed July 25, 2014 and dismissed August 22, 2014.

The complaints purport to be brought on behalf of all similarly situated shareholders of the Company and generally allege that the members of the IGT board of directors breached their fiduciary duties to IGT shareholders by approving the proposed merger transaction for inadequate consideration, entering into a merger agreement containing preclusive deal protection devices and failing to take steps to maximize the value to be paid to IGT shareholders. The complaints also allege claims against IGT and GTECH, and, in some cases, certain of GTECH's subsidiaries, for aiding and abetting these alleged breaches of fiduciary duties.

The complaints seek preliminary and permanent injunctions against the completion of the transaction, or, alternatively, damages in favor of the plaintiffs and the class in the event that the transaction is completed. Certain of the complaints also seek, in the event that the transaction is completed, rescission of the transaction or rescissory damages in favor of the plaintiffs and the class. IGT intends to vigorously defend against the claims asserted in these lawsuits.

On October 2, 2014, the District Court held a hearing and granted motions to consolidate the above cases and appointed interim lead plaintiffs and lead and liaison plaintiffs' counsel, and discovery has commenced.

Bally Gaming, Inc.
On December 19, 2014, IGT was sued by Bally Gaming, Inc. in the District Court of Clark County, Nevada, captioned Bally Gaming, Inc. v. International Game Technology and IGT, Case No. A-14-711384-B.  The suit relates to a contract between the parties under which IGT granted a license to Bally for TITO technology.   Bally alleges that the contract grants a license to entities that became related to Bally after the contract was executed.  Bally seeks a declaratory judgment on what entities have been granted a license under the contract, and further alleges that IGT has breached the contract, breached the implied covenant of good faith and fair dealing.  Bally is seeking, among other things, unspecified monetary relief, specific performance or a mandatory injunction regarding IGT's obligations under the contract, declaratory relief, pre- and post-judgment interest, and attorneys' fees and costs.  IGT intends to vigorously defend against the claims asserted in the lawsuit.

Oregon State Lottery
On December 31, 2014 a representative of a purported class of persons alleged to have been financially harmed by relying on the auto hold feature of various manufacturers' video poker machines played in Oregon, filed suit against the Oregon State Lottery and various manufacturers, including IGT.  The matter was filed in the Circuit Court for the State of Oregon, County of Multnomah and is captioned Justin Curzi, On Behalf of Himself and All Other Similarly Situated Individuals v. Oregon State Lottery, IGT (Inc.), GTECH USA, LLC, and WMS Gaming Inc.(case number 14CV20598).  The suit alleges the auto hold feature of video poker games is perceived by players as providing the best possible playing strategy that will maximize the odds of the player winning, when such auto hold feature does not maximize the players' odds of winning.  The suit seeks in excess of $134 million in monetary damages.   IGT has signed a Joint Representation Agreement with another manufacturer, GTECH). IGT intends to vigorously defend against the claims asserted in the lawsuit.
3